Exhibit 99.1

Local Insight Media Holdings, Inc. Initiates Voluntary Chapter 11 Proceeding

To Implement Debt Restructuring

Business Operations Continue As Usual; No Impact to Customers Expected

DENVER, COLORADO – November 18, 2010 – Local Insight Media Holdings, Inc. (“LIMH”), announced that the company and certain of its domestic subsidiaries, including Local Insight Regatta Holdings, Inc. and The Berry Company LLC (collectively, the “Company”), have filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

“After a careful and thorough analysis, we determined that a reorganization is the best alternative to strengthen our balance sheet, position us for the future and enable us to better serve our customers,” said Scott A. Pomeroy, President and Chief Executive Officer of LIMH. “We expect to emerge with a rational and sustainable capital structure, which supports our strong strategic approach and business transformation.”

The Company expects to operate its business as usual throughout the reorganization process, with no interruption in service to customers.

In addition, the Company has secured commitments for a $25 million debtor in possession (“DIP”) financing facility from J.P. Morgan Chase and GSO Capital Partners LP. The DIP facility, upon its approval by the Bankruptcy Court, will provide an immediate source of funds to enable the Company to meet their business obligations during the reorganization process.

The Company has also filed a number of customary first day motions with the bankruptcy court so it can continue to operate its business in the normal course while it completes the reorganization. These include motions providing for employees to continue to receive compensation and benefits as usual and to maintain its client programs.

The Company’s legal advisor is Kirkland & Ellis LLP and its investment banker is Lazard Frères & Co LLC.

More information about Local Insight Media’s restructuring is available at 877-660-6697 or www.kccllc.net/localinsight. Information for vendors is also available at 877-660-6697.

About Local Insight Media Holdings, Inc.

Local Insight Media Holdings, Inc., through its subsidiary The Berry Company LLC, is a leading provider of local search solutions, generating leads for its advertising clients and enabling consumers to efficiently find the products and services they need. The Berry Company serves approximately 235,000 advertising clients in 42 states, publishing approximately 870 print Yellow Pages directories on behalf of approximately 115 telco and other customers. As an authorized reseller of YP.com™ in all of its markets, The Berry Company provides its clients with online listings and video advertising through this leading national Internet Yellow Pages site. The Berry Company also provides small and medium-sized businesses with website development and search engine marketing services, and is a Google™ AdWords Authorized Reseller.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “assumption” or the negative of these terms or other comparable terminology. Regardless of any identifying phrases, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

The following important factors, among others, could cause such a difference: (i) the risk our bankruptcy filing and the related cases disrupt our current plans and operations; (ii) the risk that our business could suffer from the loss of key customers, suppliers or personnel during the pendency of the bankruptcy cases, (iii) the risk that our plan of reorganization will fail to obtain the requisite approval from the claim holders entitled to vote on the plan; (iv) the risk that we will be unable to maintain sufficient liquidity during the pendency of the bankruptcy cases; (v) the risk that the bankruptcy court will reject our plan of reorganization; (vi) limitations on our operating and strategic flexibility during the pendency of the bankruptcy cases; (vii) risks related to a long and protracted restructuring; (viii) expected declines in the Company’s revenue; (ix) our failure to implement our new business model successfully or on schedule; (x) the risk that the market for the provision of website development, search engine marketing and internet-based video advertising will fail to develop; (xi) the loss of any of our key customer agreements or our inability to enforce or fully realize our rights under those agreements; (xii) impairment of our rights, or a decrease or cessation of payments to us, under existing agreements due to the bankruptcy filing ; (xiii) the declining usage of printed Yellow Pages directories or a decrease in the number of businesses that advertise with us; (xiv) the effects of the economic recession, which is causing us to experience declining revenue and to incur increased bad debt expense, and of war, terrorism or other catastrophic events; (xv) increased competition from incumbent and independent Yellow Pages directory publishers, Internet-based advertisers and search engines, and other providers of website development and search engine marketing services as well as other types of media; (xvi) rapid technological developments and changing preferences in the Yellow Pages publishing and advertising industries; (xvii) the effect of competition in local telephone service on the incumbent local exchange carriers’, or LECs’, current leading positions in the markets we serve; (xii) the impact of union organizing activity; (xviii) the use by small and medium-sized businesses of self-service platforms to meet their online advertising needs; (xix) disruptions to our operations caused by our conversion to a new process management, billing and collection and production platform and integrating our information technology systems and processes; (xx) our dependence on and ability to maintain satisfactory relationships with third party providers of important products, services and technologies; (xxi) the effect of extending credit to small and medium-sized businesses; (xxii) our inability to purchase media from Google and other third parties on commercially reasonable terms; (xxiii) the failure of our Pay4Performance advertising solution to deliver anticipated advertising revenue; (xiv) a decline in the performance of third party certified marketing representatives, which coordinate sales of advertising to national accounts or a decision by these representatives to reduce or end their business with us; (xv) our inability to realize anticipated savings from our on-going cost optimization efforts and failure of the parties to which we outsource certain functions to perform such functions at expected quality levels.; (xvi) failures in the computer and communication systems we rely on; (xvii) the loss or impairment of our intellectual property rights; (xviii) the impact of litigation; (xivx) changes in, or the failure to comply with, government regulations, including “opt-out” and “opt-in” legislative initiatives, franchising laws, accounting standards, zoning laws, environmental laws and taxation requirements; (xxx) future changes in directory publishing obligations, and additional regulation regarding use of the Internet, data and data security; (xxxi) the loss of key personnel or turnover among our sales representatives; (xxxii) fluctuations in the price or availability of paper; (xxxiii) national or local economic or business conditions that affect advertising expenditures by businesses and individuals or consumer trends in the usage of our products; and (xxiv) continued or increased disruption in the credit and equity markets.

These and other risks and uncertainties are described in detail in our Annual Report on Form 10-K for the year ended December 31, 2009 and our other periodic filings with the SEC, which are available on the SEC’s internet site (http://www.sec.gov). Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release, and we undertake no obligation to publicly revise or update such forward-looking statements to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of any unanticipated event.

Media Contact:

Pat Nichols

303.867.1651

pat.nichols@localinsightmedia.com

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